UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report (Date of earliest event reported): December 22, 2010

CHINA MEDIA GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+011 852 3171 1208 (ext. 222)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 22, 2010, the Company's subsidiary company, China Integrated Media Corporation Limited, a public company incorporated in Australia ("CIMC"), entered into an arrangement to lease 400 advertising sign boards in Kuala Lumpur, Malaysia for a lease term of 6 years from World Class Media Sdn. Bhd. ("World Class") for a total consideration of AUD515,000, which shall be settled by the issuance of i) a AUD15,000 promissory note payable in 30 days, and ii) 2,500,000 shares in CIMC.

World Class, a Malaysia incorporated company, is engaged in the outdoor media business in Malaysia and has a 10,000 sign board concession in various schools granted by the Ministry of Education in Malaysia.

After this transaction, the Company's effective shareholding interests in CIMC shall decrease from 66.60% to 61.29%
Item 9.01	Financial Statements And Exhibits
(d)	Exhibits
Exhibit No.	Description	Location
---------------	----------------------------------------	------------------
Exhibit 10.1	Agreement for the lease of 400 sign boards	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2011	CHINA MEDIA GROUP CORPORATION
By: /s/ Con Unerkov
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Name: Con Unerkov
Title: Director